Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

Monthly Operating Report For the Period

From May 18, 2017 to May 31, 2017

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a
Schedule of Cash Disbursements by Legal Entity and Estimated Trustee Fees	MOR-1b
Schedule of Professional Fees Paid	MOR-1c
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Status of Post-petition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Consolidated Aging of Accounts Payable not Subject to Comprise	MOR-4
Accounts Receivable Reconciliation and Aging	MOR-5
Debtor Questionaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

June 30, 2017
Signature of Authorized Individual*	Date

Quinn P. Fanning	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Signatory is duly authorized by the Debtors to sign this monthly operating report.

Cover Page	Page 1 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

General Notes

This Monthly Operating Report (“MOR”) is unaudited and has been prepared solely for the purpose of complying with obligations to provide monthly operating reports currently during these Chapter 11 Cases. The Debtors have prepared this monthly operating report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. This MOR is, thus, true and accurate to the best of the Debtors’ knowledge, information and belief based on current available data. Since the financial statements and supplemental information contained herein are unaudited and preliminary, they might not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”), or with the requirements of the Securities and Exchange Commission, in all material respects.

Finalization of the month-end close process for May 2017 has not occurred. In particular, financial reporting herein reflects activity recorded in the general ledger of each legal entity during the period May 18, 2017, through May 31, 2017, and has not been adjusted to reflect accruals/deferrals as of the beginning of the period, and are preliminary and subject to adjustments in the normal course of the preparation of internal monthly financial information.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future.

GENERAL:

General Methodology: The Debtors prepared this Monthly Operating Report relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this Monthly Operating Report. Nevertheless, in preparing this Monthly Operating Report, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

Reservation of Rights: Given the complexity of the Debtors’ business, inadvertent errors, or omissions may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary.

Liabilities Subject to Compromise (“LSTC”): As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Financial Accounting Standards Board Accounting Standards Codification 852, (Reorganizations) (“ASC852”) requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events. Currently, as set forth in the Debtors’ Plan of Reorganization, bank debt and notes held at Tidewater Inc. are among the LSTC.

Reorganization Items: ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

Cash Management: The Debtors utilize a centralized cash management system (the “Cash Management System”) to operate their businesses in the ordinary course. The Cash Management System has several main components: (i) cash collection, including the collection of payments made to the Debtors and certain Non-Debtor Affiliates from revenue generated in the ordinary course of business; (ii) cash transfers among the Debtors and Non-Debtor Affiliates; and (iii) cash disbursements that fund the Debtors’ and Non-Debtor Affiliates’ business operations and debt obligations.

The Cash Management System is comprised of 133 bank accounts (each, a “Bank Account” and, collectively, the “Bank Accounts”) maintained at various banks (each, a “Bank” and, collectively, the “Banks”) in the United States (25 Bank Accounts, of which 20 are owned by Debtors) and internationally (108 Bank Accounts). Funds are transferred between Debtor and Non-Debtor Affiliate Bank Accounts in the ordinary course of business to satisfy accounts payable, including taxes, employee payroll, and other important operational expenses.

Collections: Tidewater Inc.’s senior management is primarily responsible for administration of the Cash Management System. Accordingly, Tidewater Inc. serves as the “central banker” and collects revenue generated by the Debtors and certain Non-Debtor Affiliates, which funds are deposited into a Bank Account ending in 7517 (the “Global Master Account”) owned by Tidewater Inc. and maintained at JPMorgan Chase Bank (“JPM”). Although administration of the Cash Management System is ultimately subject to the control of the management of Tidewater Inc., several of the Debtor and Non-Debtor Affiliates maintain control over the administration of their own deposit accounts.

Disbursements: Funds required to pay the Debtors’ operational expenses are transferred from the Global Master Account: (i) directly to the ultimate payee; (ii) to other Bank Accounts owned by Tidewater Inc.; or (iii) Bank accounts owned by Tidewater Marine, L.L.C., a Debtor operating subsidiary.

Intercompany Transactions: Intercompany transactions occur when, among other things, (i) funds are transferred between and among the Debtors and the Non-Debtor Affiliates, (ii) customers of Non-Debtor Affiliates make payments directly to Tidewater Inc., and (iii) Tidewater Inc. settles liabilities on behalf of Non-Debtors Affiliates. All Intercompany Transactions between Tidewater Inc. and any Non-Debtor Affiliate are ultimately aggregated and recorded as a single Intercompany Claim between Tidewater Inc. and Non-Debtor Affiliate Tidewater Marine International, Inc.

GENERAL NOTES	Page 2 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

Notes to MOR Forms

Notes to MOR 1a - Bank Reconciliations:

All of the Debtors’ bank balances as of May 31, 2017 have been reconciled in an accurate and timely manner, or are in the process of being reconciled in accordance with the Debtor’s policies with respect to internal controls.

Notes to MOR-1b - Schedule of Disbursements by Legal Entity:

Debtors have, on a timely basis, disbursed approximately $15.6 million for postpetition amounts and prepetition amounts payable under one or more orders entered by the Bankruptcy Court for the period of May 18, 2017 through May 31, 2017. Due to their voluminous nature, in lieu of providing copies of the cash disbursements schedules in this MOR, such copies are available for inspection upon request by the Office of the United States Trustee.

Notes to MOR-4 - Status of Post-Petition Taxes:

All of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immatetial late filings or payments) all related required post-petition tax payments.

MOR NOTES	Page 3 of 22

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-1: CONSOLIDATED STATEMENT OF CASH FLOWS

($ in Thousands)

	May 18, 2017 to May 31, 2017
	Operating Cash	Other (1)	Total
Beginning Cash Balance - Debtors	$3,610	$17,574	$21,184
Total Cash Receipts	8,218	—	8,218
Debtor Cash Disbursements re: Debtor Liabilities	(2,284)	—	(2,284)

Debtor Cash Disbursements re: Non-Debtor Liabilities	(4,399)	—	(4,399)

Total Cash Disbursements	(6,683)	—	(6,683)
Debtors’ Net Cash Flow	1,535	—	1,535
Transfers-in from Non-Debtors	4,662	—	4,662	(2)
Transfers-out to Non-Debtors	(8,960)	—	(8,960	)(3)

Net Intercompany Transfer Activity	(4,298)	—	(4,298)

Ending Cash Balance - Debtors	$847	$17,574	$18,421

Memo: Build up of Consolidated Cash Balances
Ending Cash Balance - Debtors (per above)			$18,421
Plus: Operating Cash at Non-Debtors, End of Period			36,989
Plus: Cash & Equivalents at Non-Debtor Tidewater Marine International Inc.			641,190

Adj. Ending Cash Balance - Combined Debtors & Non-Debtors			$696,600

Notes:

1)	Cash and securities for the Supplemental Executive Retirement Plan (SERP) and Supplemental Savings Plan (SSP) and cash security for letters of credit.
2)	Primarily from bank accounts in Mexico and Saudi Arabia.
3)	Primarily to Tidewater Crewing Ltd. (payroll) and Troms Offshore Supply AS.

FORM MOR-1	Page 4 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-1a: BANK RECONCILIATIONS

($ Whole)

DEBTOR	BANK NAME	Account Description	Acct Number (last 4 digits only)	GL Balance
Tidewater Inc.	JPMorgan Chase	Funding (Global Master Account)	7517	$1,417,425
Tidewater Inc.	JPMorgan Chase	L/C Security Account / Deposit Account	7808	$1,992,052
Tidewater Inc.	JPMorgan Chase	Distribution Account	3440	$(714,375	)(1)
Tidewater Inc.	JPMorgan Chase	Payroll Tax Account	1694	$18,736
Tidewater Inc.	Bank of America Merrill Lynch	Equity Award Account	2396	$3,347
Tidewater Marine, L.L.C.	JPMorgan Chase	Payroll Account	1128	$18,736
Tidewater Marine, L.L.C.	Whitney National Bank	Payroll Account	8342	$77,689
Tidewater Inc.	JPMorgan Chase	Utility Adequate Assurance Account	9951	$33,075
Tidewater Marine International Dutch Holdings, L.L.C.	JPMorgan Chase	Legal Requirement	5233	$—
Tidewater Inc.	JPMorgan Chase	Political Action Committee	4000	$—
Tidewater Inc.	Northern Trust	L/C Security Account	2838	$1,060,505
Tidewater Inc.	Bank of America, N.A.	SSP Account	6D34	$5,779,871
Tidewater Inc.	Comerica & UBS	SERP Account	Various (8 accounts)	$8,733,397	(2)

Total Cash Balance - Debtors				$18,420,458

Memo: Reconciliation to Operating Cash at Debtors
Total Cash Balance - Debtors (per above)				$18,420,458
Less: L/C Security Account (included in A_7808 above)				(2,000,000)
Less: L/C Security Account (A_2838 above)				(1,060,505)
Less: SSP (per above)				(5,779,871)
Less: SERP (per above)				(8,733,397)

Operating Cash at Debtors (per MOR-1)				$846,685
Memo: Build up of Consolidated Cash Balances
Operating Cash at Debtors (per MOR-1)				$846,685
Plus: Restricted Cash at Debtors				17,573,773

Total Cash Balance - Debtors (per above)				18,420,458
Plus: Operating Cash at Non-Debtors, End of Period				36,989,189
Plus: Cash & Equivalents at Non-Debtor Tidewater Marine International Inc.				641,190,055

Adj. Ending Cash Balance - Combined Debtors & Non-Debtors				$696,599,702

Notes

1)	Negative balance reflects the impact of timing-related float differences between interal financial reporting on the general ledger and bank reporting.
2)	Certain cash accounts may include marketable securities considered to be cash equivalents.
3)	The dollar amount reflecting the value of investments in the Debtors’ Supplemental Executive Retirement Plan (“SERP”) is reported in a single general ledger line item. However, the amount is comprised of eight (8) accounts at Comerica (2 accounts) and UBS (6 accounts). SERP Accounts at Comerica include accounts ending 2042 and 2051. SERP Accounts at UBS include accounts ending in 2146, 2102, 2103, 2104, 2114, 2117.

MOR-1a	Page 5 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-1b: SCHEDULE OF DISBURSEMENTS BY LEGAL ENTITY

#	Debtor Entity	Bankruptcy Case Number	Disbursements
1	Cajun Acquisitions, LLC	17-11135 (BLS)	$—
2	Gulf Fleet Supply Vessels, L.L.C.	17-11136 (BLS)	$319,832
3	Hilliard Oil & Gas, Inc.	17-11141 (BLS)	$—
4	Java Boat Corporation	17-11137 (BLS)	$—
5	Pan Marine International Dutch Holdings, L.L.C.	17-11140 (BLS)	$—
6	Point Marine, L.L.C.	17-11144 (BLS)	$239,494
7	Quality Shipyards, L.L.C.	17-11143 (BLS)	$—
8	SOP Inc	17-11139 (BLS)	$—
9	Tidewater Corporate Services, L.L.C.	17-11134 (BLS)	$—
10	Tidewater GOM, Inc.	17-11152 (BLS)	$—
11	Tidewater Inc.	17-11132 (BLS)	$14,229,686
12	Tidewater Marine Alaska, Inc	17-11142 (BLS)	$—
13	Tidewater Marine Fleet, LLC	17-11154 (BLS)	$—
14	Tidewater Marine Hulls, LLC	17-11157 (BLS)	$—
15	Tidewater Marine International Dutch Holdings, L.L.C.	17-11147 (BLS)	$—
16	Tidewater Marine Sakhalin, L.L.C.	17-11146 (BLS)	$—
17	Tidewater Marine Ships, LLC	17-11155 (BLS)	$—
18	Tidewater Marine Vessels, LLC	17-11158 (BLS)	$—
19	Tidewater Marine Western, Inc.	17-11133 (BLS)	$—
20	Tidewater Marine, L.L.C.	17-11138 (BLS)	$620,048
21	Tidewater Mexico Holding, L.L.C.	17-11145 (BLS)	$—
22	Tidewater Subsea ROV, L.L.C.	17-11156 (BLS)	$—
23	Tidewater Subsea, L.L.C.	17-11151 (BLS)	$13,816
24	Tidewater Venture, Inc.	17-11149 (BLS)	$—
25	Twenty Grand (Brazil), L.L.C.	17-11148 (BLS)	$—
26	Twenty Grand Marine Service, L.L.C.	17-11150 (BLS)	$6,620
27	Zapata Gulf Marine L.L.C.	17-11153 (BLS)	$213,907

	Total		$15,643,404

Notes

1)	Disbursements by Tidewater Inc. relate to obligations of both the Debtor and Non-Debtor entities of the Company.
2)	Disbursements from Debtor #2, #6, #23, #26, and #27 above were made from bank accounts owned by Tidewater Inc. (#11) or Tidewater Marine, L.L.C. (#20) in accordance with the cash management system.

MOR-1b	Page 6 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR 1c: SCHEDULE OF RETAINED PROFESSIONALS FEES AND EXPENSES PAID

($ Whole)

	Role in the Case	Period Covered	Payment Date(s)	Amount Paid	Case-To-Date
Payee				Total	Total
None

Total				$—	$—

MOR-1c	Page 7 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-2 STATEMENTS OF OPERATIONS (Income Statements)

For the Period from May 18, 2017 through May 31st, 2017

($ Whole)

	Cajun Acquisitions, LLC	Gulf Fleet Supply Vessels, L.L.C.	Hilliard Oil & Gas, Inc.	Java Boat Corporation	Pan Marine International Dutch Holdings, L.L.C.	Point Marine, L.L.C.
Revenue	—	51,478	—	—	—	49,530
Vessel operating expense	—	10,442	—	—	—	6,713
General and administrative	—	396	—	—	—	42,500
Vessel operating leases	—	—	—	—	—	—
Depreciation and amortization	—	304,385	—	—	—	232,310
(Gain)/loss on asset dispositions	—	(250,225)	—	—	—	(233,321)
Asset impairments	—	—	—	—	—	—

Operating Expenses	—	64,997	—	—	—	48,203
Other (income)/expense:
Foreign exchange gain/loss	—	—	—	—	—	—
Interest and other income	—	709,209	—	—	—	346,969
Interest and debt costs	—	—	—	—	—	—
Reorganization items	—	(23,122,533)	—	—	—	(23,022,970)

Other (income)/expense	—	(22,413,324)	—	—	—	(22,676,001)

Loss before income tax	—	22,399,805	—	—	—	22,677,328
Income Tax	—	5,129	—	—	—	—

Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to Tidewater Inc.	—	22,394,677	—	—	—	22,677,328

Notes

1)	All information contained herein is unaudited and subject to future adjustment.
2)	Amounts included in the statement of operations represent activity recorded in each legal entity’s general ledger during the period May 18, 2017, through May 31, 2017, and have not been adjusted to reflect accruals/deferrals as of the beginning of the period and are preliminary and subject to adjustments in the normal course of the preparation of internal monthly financial information.
3)	Reorganization items are primarily comprised of the benefit from the non-cash deferred gain on sale leasebacks that was taken into Net Income as of the lease rejection date (i.e. the Petition Date of May 17, 2017). Such gain is partially offset by professional fees associated with the Debtors’ chapter 11 cases.

MOR-2	Page 8 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-2 STATEMENTS OF OPERATIONS (Income Statements)

For the Period from May 18, 2017 through May 31st, 2017

($ Whole)

	Quality Shipyards, L.L.C.	SOP Inc.	Tidewater Corporate Services, L.L.C.	Tidewater GOM, Inc.	Tidewater Inc.	Tidewater Marine Alaska, Inc
Revenue	—	—	—	527,257	—	—
Vessel operating expense	—	—	—	15,712	—	—
General and administrative	—	—	—	—	1,808,664	—
Vessel operating leases	—	—	—	—	—	—
Depreciation and amortization	—	—	—	295,128	188,135	—
(Gain)/loss on asset dispositions	—	—	—	—	(78,678)	—
Asset impairments	—	—	—	—	—	—

Operating Expenses	—	—	—	310,840	1,918,120	—
Other (income)/expense:
Foreign exchange gain/loss	—	—	—	—	37,895	—
Interest and other income	2,029	—	—	792,931	(10,961,935)	—
Interest and debt costs	—	—	—	—	(12,779)	—
Reorganization items	—	—	—	—	(8,487,985)	—

Other (income)/expense	2,029	—	—	792,931	(19,424,804)	—

Loss before income tax	(2,029)	—	—	(576,514)	17,506,683	—
Income Tax	—	—	—	—	—	—

Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to Tidewater Inc.	(2,029)	—	—	(576,514)	17,506,683	—

MOR-2	Page 9 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-2 STATEMENTS OF OPERATIONS (Income Statements)

For the Period from May 18, 2017 through May 31st, 2017

($ Whole)

	Tidewater Marine Fleet, LLC	Tidewater Marine Hulls, LLC	Tidewater Marine International Dutch Holdings, L.L.C.	Tidewater Marine Sakhalin, L.L.C.	Tidewater Marine Ships, LLC	Tidewater Marine Vessels, LLC
Revenue	1,225,844	236,447	—	—	492,093	338,824
Vessel operating expense	16,476	15,703	—	—	11,814	14,501
General and administrative	—	—	—	—	—	—
Vessel operating leases	—	—	—	—	—	—
Depreciation and amortization	687,073	409,400	—	—	463,569	700,130
(Gain)/loss on asset dispositions	—	—	—	—	—	—
Asset impairments	—	—	—	—	—	—

Operating Expenses	703,549	425,102	—	—	475,382	714,631
Other (income)/expense:
Foreign exchange gain/loss	106	109	—	—	—	—
Interest and other income	1,639,747	1,082,463	—	—	1,064,470	1,507,275
Interest and debt costs	—	—	—	—	—	—
Reorganization items	—	—	—	—	—	—

Other (income)/expense	1,639,853	1,082,572	—	—	1,064,470	1,507,275

Loss before income tax	(1,117,559)	(1,271,227)	—	—	(1,047,759)	(1,883,083)
Income Tax	—	—	—	—	—	—

Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to Tidewater Inc.	(1,117,559)	(1,271,227)	—	—	(1,047,759)	(1,883,083)

MOR-2	Page 10 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-2 STATEMENTS OF OPERATIONS (Income Statements)

For the Period from May 18, 2017 through May 31st, 2017

($ Whole)

	Tidewater Marine Western, Inc.	Tidewater Marine, L.L.C.	Tidewater Mexico Holding, L.L.C.	Tidewater Subsea ROV, L.L.C.	Tidewater Subsea, L.L.C.	Tidewater Venture, Inc.
Revenue	—	1,257,142	—	46,138	300,263	—
Vessel operating expense	—	1,333,508	—	—	28,410	—
General and administrative	—	269,732	—	—	73,736	—
Vessel operating leases	—	107,337	—	—	—	—
Depreciation and amortization	—	20,070	—	116,226	—	—
(Gain)/loss on asset dispositions	—	1,733,147	—	—	—	—
Asset impairments	—	—	—	—	—	—

Operating Expenses	—	3,463,794	—	116,226	102,145	—
Other (income)/expense:
Foreign exchange gain/loss	—	(1,668)	—	—	—	—
Interest and other income	—	1,035,245	—	92,012	5,736	—
Interest and debt costs	—	—	—	—	—	—
Reorganization items	—	(4,142,217)	—	—	—	—

Other (income)/expense	—	(3,108,639)	—	92,012	5,736	—

Loss before income tax	—	901,987	—	(162,100)	192,382	—
Income Tax	—	—	—	—	—	—

Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to Tidewater Inc.	—	901,987	—	(162,100)	192,382	—

MOR-2	Page 11 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-2 STATEMENTS OF OPERATIONS (Income Statements)

For the Period from May 18, 2017 through May 31st, 2017

($ Whole)

	Twenty Grand (Brazil), L.L.C.	Twenty Grand Marine Service, L.L.C.	Zapata Gulf Marine L.L.C.	Total Debtor	Total Non-Debtor	Consolidated
Revenue	—	—	—	4,525,016	23,085,211	27,610,227
Vessel operating expense	—	2,879	8,886	1,465,042	36,869,410	38,334,452
General and administrative	—	649	396	2,196,072	5,732,599	7,928,671
Vessel operating leases	—	—	—	107,337	273,244	380,581
Depreciation and amortization	—	94,450	68,127	3,579,003	8,482,530	12,061,532
(Gain)/loss on asset dispositions	—	(294,387)	(211,584)	664,952	(170,000)	494,952
Asset impairments	—	—	—	—	610,000	610,000

Operating Expenses	—	(196,409)	(134,175)	8,012,406	51,797,782	59,810,188
Other (income)/expense:
Foreign exchange gain/loss	—	—	—	36,442	577,319	613,762
Interest and other income	—	1,029,600	161,607	(1,492,641)	(721,161)	(2,213,803)
Interest and debt costs	—	—	—	(12,779)	229,940	217,161
Reorganization items	—	(32,741,304)	(22,733,659)	(114,250,668)	—	(114,250,668)

Other (income)/expense	—	(31,711,704)	(22,572,053)	(115,719,646)	86,098	(115,633,548)

Loss before income tax	—	31,908,113	22,706,228	112,232,257	(28,798,669)	83,433,587
Income Tax	—	—	2,188	7,316	867,442	874,758

Net income attributable to noncontrolling interests	—	—	—	—	8,998	8,998
Net income (loss) attributable to Tidewater Inc.	—	31,908,113	22,704,040	112,224,941	(29,657,114)	82,567,827

MOR-2	Page 12 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-3 BALANCE SHEETS

As at May 31, 2017

($ Whole)

	Cajun Acquisitions, LLC	Gulf Fleet Supply Vessels, L.L.C.	Hilliard Oil & Gas, Inc.	Java Boat Corporation	Pan Marine International Dutch Holdings, L.L.C.	Point Marine, L.L.C.
ASSETS
Current Assets:
Cash	—	—	—	—	—	—
Marketable Securities	—	—	—	—	—	—
Other Current Assets	—	181,821	—	—	—	347,984

Total Current Assets	—	181,821	—	—	—	347,984

Investment Accounts	—	—	—	—	—	—
Fixed Asset Accounts	—	73,240,294	—	—	—	35,573,598
Other Asset Accounts	—	—	—	—	—	—

Total Assets	—	73,422,114	—	—	—	35,921,582

LIABILITIES
Current Liabilities	—	(345,098)	—	—	—	(175,979)
Long Term Debt	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—	—
Other Liabilities	—	—	—	—	—	—

Total Liabilities	—	(345,098)	—	—	—	(175,979)

EQUITY & INTERCOMPANY ACCOUNTS
Noncontrolling Interest	—	—	—	—	—	—
Capital Stock	—	(276,775)	—	—	(100)	(1,100)
Additional Paid in Capital	—	(79,066,038)	—	—	—	(3,339,507)
Retained Earnings	—	(90,797,621)	—	1,052,751	—	(75,507,519)
Current Retained Earnings	—	(22,522,365)	—	—	—	(22,859,930)
Other Comprehensive Income	—	—	—	—	—	—
Interco Receivable (Payable)	—	106,553,183	—	(1,052,751)	100	65,962,452
Investment in Subsidiaries	—	13,014,249	—	—	—	—
Cumul. Currency Translation Adjustment	—	18,351	—	—	—	—
Other Equity	—	—	—	—	—	—

Total Equity & Intercompany Accounts	—	(73,077,016)	—	—	—	(35,745,603)

Total Liabilities and Shareholders Equity	—	(73,422,114)	—	—	—	(35,921,582)

Notes

1)	All information contained herein is unaudited and subject to future adjustment
2)	As a result of the commencement of these chapter 11 Cases, the payment of pre-petition indebtedness is subject to compromise or other treatment under a chapter 11 plan of reorganization. The Bankruptcy Court authorized the Debtors to pay certain prepetition claims, including but not limited to, taxes and vendor claims. The Debtors have been paying and intend to continue to pay undisputed post-petition claims arising in the ordinary course of business.
3)	The liability information is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this Monthly Operating Report as necessary and appropriate, but shall be under no obligation to do so. The Debtors have paid certain prepetition liabilities in accordance with orders approved by the Bankruptcy Court authorizing such payments.

MOR-3	Page 13 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-3 BALANCE SHEETS

As at May 31, 2017

($ Whole)

	Quality Shipyards, L.L.C.	SOP Inc.	Tidewater Corporate Services, L.L.C.	Tidewater GOM, Inc.	Tidewater Inc.	Tidewater Marine Alaska, Inc
ASSETS
Current Assets:
Cash	—	—	—	—	845,278	—
Marketable Securities	—	—	—	—	—	—
Other Current Assets	210,060	—	—	0	25,737,563	—

Total Current Assets	210,060	—	—	0	26,582,841	—

Investment Accounts	—	—	—	—	—	—
Fixed Asset Accounts	—	—	—	82,091,844	5,035,181	—
Other Asset Accounts	—	—	—	—	57,695,200.26	—

Total Assets	210,060	—	—	82,091,844	89,313,222	—

LIABILITIES
Current Liabilities	(280,824)	—	—	—	(24,325,189)	—
Long Term Debt	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	(1,971,235,665)	—
Other Liabilities	—	—	—	—	(96,722,645)	—

Total Liabilities	(280,824)	—	—	—	(2,092,283,499)	—

EQUITY & INTERCOMPANY ACCOUNTS
Noncontrolling Interest	—	—	—	—	—	—
Capital Stock	(28,280)	—	—	—	(4,712,130)	(6,050)
Additional Paid in Capital	(25,139)	—	—	(100)	10,955,771	(16,296,604)
Retained Earnings	5,184,633	—	11,173	5,011,920	257,942,198	(7,329,334)
Current Retained Earnings	2,029	—	—	164,112	3,922,564	—
Other Comprehensive Income	—	—	—	—	381,231	—
Interco Receivable (Payable)	(5,062,479)	—	(11,173)	(87,267,775)	856,414,107	23,631,988
Investment in Subsidiaries	—	—	—	—	878,066,537	—
Cumul. Currency Translation Adjustment	—	—	—	—	—	—
Other Equity	—	—	—	—	—	0

Total Equity & Intercompany Accounts	70,764	—	—	(82,091,844)	2,002,970,277	0

Total Liabilities and Shareholders Equity	(210,060)	—	—	(82,091,844)	(89,313,222)	0

MOR-3	Page 14 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-3 BALANCE SHEETS

As at May 31, 2017

($ Whole)

	Tidewater Marine Fleet, LLC	Tidewater Marine Hulls, LLC	Tidewater Marine International Dutch Holdings, L.L.C.	Tidewater Marine Sakhalin, L.L.C.	Tidewater Marine Ships, LLC	Tidewater Marine Vessels, LLC
ASSETS
Current Assets:
Cash	—	—	—	—	—	—
Marketable Securities	—	—	—	—	—	—
Other Current Assets	481,833	118,543	—	—	(416,049)	421,124

Total Current Assets	481,833	118,543	—	—	(416,049)	421,124

Investment Accounts	—	—	—	—	—	—
Fixed Asset Accounts	169,280,509	111,948,334	—	—	110,620,169	155,626,451
Other Asset Accounts	—	—	—	—	—	—

Total Assets	169,762,342	112,066,877	—	—	110,204,120	156,047,575

LIABILITIES
Current Liabilities	(446,876)	(78,796)	—	—	—	(867,116)
Long Term Debt	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—	—
Other Liabilities	—	—	—	—	—	—

Total Liabilities	(446,876)	(78,796)	—	—	—	(867,116)

EQUITY & INTERCOMPANY ACCOUNTS
Noncontrolling Interest	—	—	—	—	—	—
Capital Stock	(100)	(100)	(100)	(1,000)	(100)	(100)
Additional Paid in Capital	—	—	—	—	—	—
Retained Earnings	(18,225,278)	(15,402,624)	—	—	(16,397,538)	(16,625,941)
Current Retained Earnings	456,613	1,213,732	—	—	1,059,712	2,291,820
Other Comprehensive Income	—	—	—	—	—	—
Interco Receivable (Payable)	(151,546,700)	(97,799,089)	100	1,000	(94,866,194)	(140,846,238)
Investment in Subsidiaries	—	—	—	—	—	—
Cumul. Currency Translation Adjustment	—	—	—	—	—	—
Other Equity	—	—	—	—	—	—

Total Equity & Intercompany Accounts	(169,315,466)	(111,988,081)	—	—	(110,204,120)	(155,180,459)

Total Liabilities and Shareholders Equity	(169,762,342)	(112,066,877)	—	—	(110,204,120)	(156,047,575)

MOR-3	Page 15 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-3 BALANCE SHEETS

As at May 31, 2017

($ Whole)

	Tidewater Marine Western, Inc.	Tidewater Marine, L.L.C.	Tidewater Mexico Holding, L.L.C.	Tidewater Subsea ROV, L.L.C.	Tidewater Subsea, L.L.C.	Tidewater Venture, Inc.
ASSETS
Current Assets:
Cash	—	1,407	—	—	—	—
Marketable Securities	—	—	—	—	—	—
Other Current Assets	—	12,231,050	—	220,815	593,799	—

Total Current Assets	—	12,232,456	—	220,815	593,799	—

Investment Accounts	—	—	—	—	—	—
Fixed Asset Accounts	—	5,486,900	—	9,305,106	—	—
Other Asset Accounts	—	30,188,720.07	—	—	—	—

Total Assets	—	47,908,077	—	9,525,921	593,799	—

LIABILITIES
Current Liabilities	250	(2,103,949)	—	—	(384,472)	—
Long Term Debt	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—	—
Other Liabilities	—	—	—	—	—	—

Total Liabilities	250	(2,103,949)	—	—	(384,472)	—

EQUITY & INTERCOMPANY ACCOUNTS
Noncontrolling Interest	—	—	—	—	—	—
Capital Stock	—	(1,100)	—	—	(100)	(100)
Additional Paid in Capital	—	(900)	(386,153)	—	—	—
Retained Earnings	(39,336,578)	(183,364,553)	3,762	16,865,974	19,092,609	296
Current Retained Earnings	—	1,827,784	—	231,936	(22,481)	—
Other Comprehensive Income	—	—	—	—	—	—
Interco Receivable (Payable)	39,337,328	106,499,908	(3,762)	(26,623,830)	(19,279,355)	(196)
Investment in Subsidiaries	(1,000)	29,234,733	386,153	—	—	—
Cumul. Currency Translation Adjustment	—	—	—	—	—	—
Other Equity	—	—	(0)	—	0	—

Total Equity & Intercompany Accounts	(250)	(45,804,127)	(0)	(9,525,921)	(209,327)	—

Total Liabilities and Shareholders Equity	(0)	(47,908,077)	(0)	(9,525,921)	(593,799)	—

MOR-3	Page 16 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-3 BALANCE SHEETS

As at May 31, 2017

($ Whole)

	Twenty Grand (Brazil), L.L.C.	Twenty Grand Marine Service, L.L.C.	Zapata Gulf Marine L.L.C.	Total Debtor	Total Non-Debtor	Consolidated
ASSETS
Current Assets:
Cash	—	—	—	846,685	36,989,189	37,835,874
Marketable Securities	—	—	—	—	641,190,055	641,190,055
Other Current Assets	—	1,660,523	6,609,176	48,398,241	411,815,341	460,213,582

Total Current Assets	—	1,660,523	6,609,176	49,244,926	1,089,994,586	1,139,239,512

Investment Accounts	—	—	—	—	49,156,874	49,156,874
Fixed Asset Accounts	—	56,275,822	10,185,784	824,669,992	2,009,482,620	2,834,152,612
Other Asset Accounts	—	48,657,716.40	8,625,000.00	145,166,637	(6,805,868.42)	138,360,768

Total Assets	—	106,594,062	25,419,961	1,019,081,555	3,141,828,211	4,160,909,766

LIABILITIES
Current Liabilities	—	(173,599)	(1,533,632)	(30,715,280)	(243,061,835)	(273,777,115)
Long Term Debt	—	—	—	—	(80,485,038)	(80,485,038)
Liabilities Subject to Compromise	—	—	—	(1,971,235,665)	—	(1,971,235,665)
Other Liabilities	—	—	—	(96,722,645)	(17,748,825)	(114,471,469)

Total Liabilities	—	(173,599)	(1,533,632)	(2,098,673,589)	(341,295,698)	(2,439,969,287)

EQUITY & INTERCOMPANY ACCOUNTS
Noncontrolling Interest	—	—	—	—	(14,941,336)	(14,941,336)
Capital Stock	(1,000)	(2,210)	(8,373,053)	(13,403,498)	8,691,368	(4,712,130)
Additional Paid in Capital	—	(2,472,326)	(492,441,986)	(583,072,980)	417,655,272	(165,417,708)
Retained Earnings	—	(168,246,704)	227,829,617	(98,238,758)	(1,377,090,343)	(1,475,329,101)
Current Retained Earnings	—	(32,340,943)	(22,990,126)	(89,565,542)	18,833,358	(70,732,184)
Other Comprehensive Income	—	—	—	381,231	—	381,231
Interco Receivable (Payable)	1,000	98,718,687	234,684,676	907,444,984	(907,444,985)	(0)
Investment in Subsidiaries	—	(2,076,967)	37,404,543	956,028,247	(956,028,246)	0
Cumul. Currency Translation Adjustment	—	—	—	18,351	9,792,398	9,810,749
Other Equity	—	—	—	0	—	0

Total Equity & Intercompany Accounts	—	(106,420,463)	(23,886,329)	1,079,592,035	(2,800,532,514)	(1,720,940,479)

Total Liabilities and Shareholders Equity	—	(106,594,062)	(25,419,961)	(1,019,081,554)	(3,141,828,211)	(4,160,909,766)

MOR-3	Page 17 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-4 Status of Post-Petition Taxes

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No.or EFT	Ending Tax Liability
See attached rider at MOR-4 Rider

MOR-4: SUMMARY OF UNPAID POST PETITION DEBTS

($ Whole)

		NUMBER OF DAYS PAST DUE
Debtor Name	Current	1-30	31-60	Over 60	Total
Tidewater Inc.	$26,902	$—	$—	$—	$26,902
Gulf Fleet Supply Vessels, L.L.C.	14,100	—	—	—	14,100
Tidewater Marine, L.L.C.	13,154	—	—	—	13,154
Tidewater Subsea, L.L.C.	1,148	—	—	—	1,148

Total	$55,304	$—	$—	$—	$55,304

Notes:

1)	Unpaid post-petition debts reflect open trade accounts payable to be paid for by Debtors on behalf of Debtors.

MOR-4	Page 18 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

($ Whole)

	DAYS PAST INVOICE DATE
Debtor Name	0-30	31-60	Over 60	Total
Tidewater Inc.	$13,205	$14,612	$1,337	$29,153
Tidewater Marine, LLC	5,231,402	1,354,876	103,315	6,689,593
Tidewater Subsea LLC	300,263	11,235	47,349	358,847
Quality Shipyards, L.L.C.	—	—	225,060	225,060
Twenty Grand Marine Service, L.L.C. (1)	—	—	1,525,486	1,525,486

Total Trade Accounts Receivable - Debtors	$5,544,870	$1,380,722	$1,902,547	$8,828,139

Notes:

1)	Primarily relates to disputed warranty claims.

MOR-5: DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coversages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1)

X

Explanations for MOR-5: Debtor Questionnaire

1)	None required.
2)	In accordance with the Company’s cash management system, funds are disbursed in the normal course of business from accounts owned by both the debtors-in-possession and non-debtors.
3)	None required.
4)	None required.
5)	A bank account was opened at JPMorgan in satisfaction of a court order to establish a Utility Adequate Assurance Account.

MOR-5	Page 19 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-4 Rider: Payments of Taxes

($ Whole)

Debtor	Paying entity	Payee	Type of Tax	Date paid	Check #/Wire	Total Paid	Pre-petition	Post-petition
Tidewater Marine LLC	Tidewater Inc.	U.S. Treasury	FICA and FMHI	5/23/17	061036016230759	$49,616.47	$49,616.47	$—

MOR-4 Rider	Page 20 of 22

UNITED STATES BANKRUPTCY COURT
District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	5/18/2017 through 5/31/2017

	Federal Tax I.D. #	72-0487776

MOR-5 Rider: DEBTOR QUESTIONNAIRE

Refer to attached bank statement as evidence of Utility Adequate Assurance Account (JPMorgan A_9951)

MOR-5 Rider	Page 21 of 22

JPMorgan Chase Bank, N.A. Louisiana Market P O Box 659754 San Antonio, TX 78265 - 9754	May 23, 2017 through May 31,2017 Account Number: 9951 Customer Service Information If you have any questions about your statement, please contact your Customer Service Professional.
00000134 WBS 552141 15217 NNNNNNNNNNN 1 000000000 C1 0000 TIDEWATER INC. UTILITY DEPOSIT ACCOUNT PAN AMERICAN LIFE CENTER 6002 ROGERDALE ROAD SUITE 600 NEW ORLEANS LA 70130

Commercial Checking

Summary

	Number	Market Value/Amount	Shares
Opening Ledger Balance		$0.00
Deposits and Credits	1	$33,075.00
Withdrawals and Debits	0	$0.00
Checks Paid	0	$0.00

Ending Ledger Balance		$33,075.00

Deposits and Credits

Ledger Date	Description	Amount
05/24	Book Transfer Credit B/O: Tidewater Inc New Orleans LA 70130-6061 Ref: Fullfill Contract Obligation Trn: 5857400144Jo YOUR REF: ATS OF 17/05/24	$33,075,00

Total		$33,075.00

Daily Balance

Date	Ledger Balance	Date	Ledger Balance
05/24	$33,075.00

Your service charges, fees and earnings credit have been calculated through account analysis.

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.